ASSET MANAGEMENT FUND

(The “Trust”)

Large Cap Equity Fund (the “Fund”)

SUPPLEMENT DATED FEBRUARY 28, 2024

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 28, 2023

IMPORTANT NOTICE

Effective as of February 28, 2024, Austin Atlantic Asset Management Co. (“Austin Atlantic”) no longer serves as investment adviser to the Fund and System Two Advisors L.P. (“S2”), the Fund’s former investment sub-adviser, serves as investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (the “Interim Agreement”) for a period of up to 150 days while the Fund seeks to obtain shareholder approval of a new Investment Advisory Agreement with S2 (the “S2 Agreement”). Mr. Anupam Ghose continues to serve as the portfolio manager responsible for the management of the Fund. All references to Austin Atlantic as investment adviser to the Fund in the Fund’s prospectus and statement of additional information are deleted and are replaced with S2 as interim investment adviser to the Fund. All references to an investment sub-adviser in the Fund’s prospectus and statement of additional information are deleted. Information in the Fund’s prospectus and statement of additional information regarding S2’s business operations and Mr. Ghose’s background, other accounts managed and compensation remains applicable except for references to S2 serving as the Fund’s investment sub-adviser. The investment advisory fee schedule remains unchanged and S2 has agreed to continue the voluntary fee waiver of 0.10% to reduce investment advisory fees to 0.55%.

Following a significant reduction in the assets under management in other Austin Atlantic advised products in 2022 and 2023, Austin Atlantic discussed with the Board the future of its business and options for the Fund over the course of several meetings in 2022 and 2023. Ultimately, Austin Atlantic informed the Board that it had determined to exit the asset management business and proposed to transition investment advisory services for the Fund to S2 following the term of the Investment Advisory Agreement with Austin Atlantic (the “Austin Atlantic Agreement”) ending on February 28, 2024. At a meeting held on February 12, 2024, the Board unanimously approved (1) the Interim Agreement and (2) the S2 Agreement subject to shareholder approval. The terms of the Interim Agreement and the S2 Agreement, including the compensation to be paid thereunder, are identical in all material respects to the terms of the Austin Atlantic Agreement, except for the parties to the agreements and the effective date and term of the agreements. The S2 Agreement will be submitted to the shareholders of the Fund for approval at a special meeting of shareholders of the Fund that is expected to be held in the second quarter of 2024. There can be no assurance that the shareholders of the Fund will vote to approve the S2 Agreement.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
3 Canal Plaza, Suite 100

Portland, ME 04101